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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          April 27, 2005 (May 3, 2005)
                Date of Report (Date of earliest event reported)


                              E.DIGITAL CORPORATION
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                                     0-20734
                            (Commission File Number)


                                   33-0591385
                        (IRS Employer Identification No.)


                         13114 Evening Creek Drive South
                           San Diego, California 92128
                    (Address of principal executive offices)


                                 (858) 679-1504
              (Registrant's telephone number, including area code)

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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      Effective April 27, 2005, Victor Ramsuaer resigned from the Board of Directors due to increased family and work commitments. There were no disagreements between Mr. Ramsuaer and the Company on any matter relating to the Company's operations, policies or practices. Separately, effective April 29, 2005, Renee Warden resigned her position as chief accounting officer and corporate secretary to accept a financial position with another company. There were no disagreements between Ms. Warden and the Company on any matter relating to the Company's operations, policies or practices.

      Effective, April 29, 2005, the Company announced that its Senior Vice President, Robert Putnam, would act as the interim chief accounting officer of the Company until a successor to Ms. Warden can be appointed.

Mr. Putnam ahs been an officer of the Company since April 1993 (appointed Vice President) and a Director of the Company since 1995. Mr. Putnam also served as Secretary of the Company from March 1998 until December 2001. He also served as a Director of American Technology Corporation ("ATC") from 1984 to September 1997 and served as Secretary/Treasurer until February 1994, President and Chief Executive Officer from February 1994 to September 1997 and currently serves as Vice President, Investor Relations of ATC. He has also served, as Secretary/Treasurer of Patriot Scientific ("Patriot") since 1989 and from 1989 to March 1998 was a Director of Patriot. Mr. Putnam obtained a B.A. degree in mass communications/advertising from Brigham Young University in 1983. Mr. Putnam is 46 years of age.

ITEM 7.01. Regulation FD Disclosure.

  The exhibit attached to this Form 8-K is hereby furnished pursuant to Item 7.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           e.DIGITAL CORPORATION


Date: May 3, 2005                          By: /s/ Atul Anandpura
                                               ---------------------------------
                                               Atul Anandpura,
                                               Chief Executive Officer
                                               (Principal Executive Officer and
                                               duly authorized to sign on behalf
                                               of the Registrant)
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                                  EXHIBIT INDEX

Exhibit No.     Description

99.1 Press Release dated May 3, 2005 relating to changes to Board and Management